Exhibit 32.4
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of CyrusOne LP (the “Company”) for the period ended March 31, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kimberly H. Sheehy, Chief Financial Officer of CyrusOne Inc. in its capacity as sole trustee of CyrusOne GP, as sole general partner of CyrusOne LP, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Kimberly H. Sheehy
Kimberly H. Sheehy
Chief Financial Officer
CyrusOne Inc., sole trustee of
CyrusOne GP, sole general partner of
CyrusOne LP
May 8, 2014